UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

The RSQ International Equity Fund

Annual Report	October 31, 2017

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-355-4RSQ; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017 (Unaudited)

Dear Fellow Shareholder,

The RSQ International Equity Fund (the “Fund”) celebrated its four year anniversary on November 27, 2017. As many of you know, our process is based on an international equity strategy that we created back in 1995 while working together at Julius Baer Investment Management. The team at R Squared utilizes both fundamental and macroeconomic analysis in our quest to correctly identify structural tailwinds and headwinds. Over the course of 20+ years, this approach has served us well.

For the period under review, November 1, 2016 to October 31, 2017, the RSQ International Equity Fund Institutional Class Shares returned +20.39% and the RSQ International Equity Fund Investor Class Shares returned +20.19%, underperforming the MSCI All Country World Ex-U.S. Index (“MSCI ACWI ex-U.S.”) benchmark return of +23.64%.

It was certainly an interesting year, although sometimes it left us shaking our heads in disbelief. When we began the year, we proceeded cautiously and positioned the portfolio more defensively. The only certainty we could identify seemed to be the uncertainty associated with our newly elected President, the upcoming Brexit negotiations and the actions of global central banks. With the market’s disdain for uncertainty, our expectation was for an environment of elevated volatility. The reality was the exact opposite. International equity markets had a phenomenal year with many posting returns in excess of +20%. The U.S. dollar (USD) declined which relieved some pressure on a number of asset classes. Most surprising, however, was the limited risk premium being demanded by market participants. Volatility, both experienced and forward looking, declined to near all-time lows.

Even with the strong performance over the last year, we continue to maintain that stocks outside the U.S. are very attractive relative to U.S. stocks for two primary reasons:

1. International stock diversification is a very powerful tool.

John Bogle, Vanguard’s former chief, stated recently that he favors a 100% U.S portfolio. While U.S. stocks have outperformed since the end of 1969, Bogle seems to be ignoring the powerful benefits of diversification. Over the 45 year period from 12/31/1969 to 12/31/2014, despite U.S. stocks outperforming, the maximum return portfolio was 60% U.S. and 40% international. If we enter a period when international stocks actually outperform, benefits from diversification will be enormous. With the current 1 year correlation between MSCI ACWI Ex-U.S. and the S&P 500 at -0.26, there is a strong benefit to having international equity exposure within one’s portfolio.

2. International stocks have lagged the U.S. stock market by an enormous margin since the last market peak at the end of 2007.

Consider the table below highlighting the performance comparison between U.S. stocks and the rest of the world; cumulative total returns show the S&P 500 outperforming

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017 (Unaudited)

international stocks by 85-104%. While U.S. economic growth has been a positive, it is hard to justify such a relative outperformance.

	Returns for the Period: 12/31/07-10/31/17*
	Cumulative Return	Annualized Return
S&P 500 TR	116.89%	8.19%
MSCI Europe NR USD	12.35%	1.19%
MSCI Japan NR USD	31.70%	2.84%
MSCI Emerging Markets NR USD	13.84%	1.33%

*Source: Morningstar, Inc.

We believe international stocks have begun to outperform U.S. stocks. Based on past performance shortfalls and current bargain valuations, we believe that the potential for international stocks to play catch up is very large.

Moving forward, as we head into 2018, the team has positioned the portfolio in the following manner. From a thematic perspective, the Fund is designed to harness structural tailwinds at the country, sector and company levels. Simply stated, we look for multi-year structural tailwinds and look to avoid structural headwinds. Currently, our overweight and underweight themes are as follows:

	OVERWEIGHT	UNDERWEIGHT

	Brazil	Europe
	Canada	India
Country / Region	Africa/Middle East	South Korea
Taiwan
Philippines

	Media	Banks
	Technology Hardware & Equip.	Automobile & Components
Sector / Industry	Food & Staples Retailing	Real Estate
	Commercial & Professional Svcs.	IT Software & Services
Health Care

From a regional perspective, we continue to find opportunities within emerging market stocks, which account for about 30% of our portfolio. Emerging Asia and Latin America represent some of our largest overweights; Japan looks attractive as well. We are heavily underweight Europe relative to the benchmark with a roughly 35% allocation versus the 45% exposure within the MSCI ACWI Ex-U.S. Index. This has really been driven by bottom up work – we are finding a lot of attractive stocks in Japan. Both Japan and Europe are attractive versus the U.S. from both a business cycle standpoint (U.S. is more advanced and housing is beginning to slow), a policy standpoint (monetary policy is easier in Europe and Japan), and a valuation standpoint.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017 (Unaudited)

Sector rotation in the market has at times been fast and furious. While the volatility can be a challenge, we are finding some good values. Consumer staple stocks, especially those in Brazil, have looked attractive. Strong economic data from China and Europe has driven industrial metals higher. Notwithstanding seasonal weakness in commodity demand during the winter, robust China demand data should continue to be supportive of the sector. Meanwhile, one clear theme in the U.S. drug industry is the downward pressure on generic drug prices. Given the record number of FDA approvals for generic drugs, and the pricing war between drug wholesalers, we expect the pressure on pharmaceutical companies to continue. Real estate is also being challenged as pockets of over-heating real estate markets across the world have caused governments to implement measures to cool prices, which appear to be working for now.

As we write, global equity markets continue to march higher with many indices setting all-time records. Meanwhile, volatility, both experienced and forward looking, remains stubbornly near all-time lows. Despite the numerous geopolitical events and an overall environment of heightened political risk, many market participants remain enthusiastic about the outlook for future gains. We, however, remain cautious. Valuations appear stretched, and we are cognizant that the current calm, low-volatility environment may have a limited life span.

In conclusion, we want to thank our investors for the trust they have placed in us. We understand the challenges investors are facing with regards to their asset allocation decisions, and we believe we can help. Our investment process incorporates both rigorous fundamental research and macro perspectives as we seek to identify tailwinds and look to avoid structural headwinds. Additionally, our ability to tactically manage currency exposures should serve us well in the future. The portfolio represents our highest conviction ideas and incorporates a risk-managed and diversified approach to international equity investing. We strongly believe that time-tested principles will generate long-term results for our shareholders. Lastly, it is important for you to know that our personal assets are invested alongside yours, and we take the stewardship of that capital very seriously.

We appreciate your continued confidence, and we thank you for being our partners in the RSQ International Equity Fund.

Best Regards,

Richard Pell

Chairman

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017 (Unaudited)

Mutual fund investing involves risk, including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. Emerging markets and small cap holdings involve heightened risk related to the same factors, as well as increased volatility and lower trading volume. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses. The use of leverage by the fund managers may accelerate the velocity of potential losses.

RSQ Funds are distributed by SEI Investments Distribution Co., which is not affiliated with R Squared Capital Management or any other affiliate.

Definition of Comparative Index

The MSCI All Country World ex-U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indexes comprising 22 developed and 23 emerging market country indexes.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017 (Unaudited)

Growth of a $1,000,000 Investment

	AVERAGE ANNUAL RETURN TOTAL FOR PERIODS ENDED OCTOBER 31, 2017†
	One Year	Annualized Inception to Date*
Institutional Class Shares	20.39%	1.34%
Investor Class Shares	20.19%	1.10%
MSCI All Country World ex-U.S. Index	23.64%	4.47%

*    The RSQ International Equity Fund commenced operations on November 27, 2013.

†    If the Adviser had not waived a portion of its fee, the Fund’s return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

Sector Weightings (Unaudited)†

†	Percentages based on total investments

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.4%

	Shares	Value

AUSTRALIA — 7.9%
APA Group	17,600	$115,515
Aristocrat Leisure	14,900	269,048
Australia & New Zealand Banking Group	7,005	160,702
Challenger	18,842	192,146
Coca-Cola Amatil	16,588	103,658
Commonwealth Bank of Australia	2,509	149,342
Fortescue Metals Group	45,279	161,090
Healthscope	128,770	193,519
James Hardie Industries	10,005	152,582
National Australia Bank	6,398	160,219
Scentre Group ‡	39,193	120,806
Suncorp Group	17,976	187,174
Telstra	79,980	217,089
Westfield ‡	14,960	89,126
Westpac Banking	7,387	186,854

		2,458,870

BELGIUM — 0.6%
KBC Group	2,265	188,158

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

BRAZIL — 0.8%
Banco do Brasil	9,900	$104,648
M Dias Branco	9,300	137,538

		242,186

CANADA — 5.6%
Atco, Cl I	5,015	181,989
Canadian Imperial Bank of Commerce	1,457	128,351
CCL Industries, Cl B	2,537	122,373
Encana	9,416	110,222
Fairfax Financial Holdings	239	125,963
Open Text	9,725	340,311
Peyto Exploration & Development	4,885	66,695
Royal Bank of Canada	1,814	141,942
Saputo	4,466	161,373
Toronto-Dominion Bank	2,276	129,487
Vermilion Energy	3,501	119,579
Yamana Gold	46,705	121,373

		1,749,658

CHINA — 7.5%
AAC Technologies Holdings	8,500	155,580
China Communications Services, Cl H	194,000	117,616
China Longyuan Power Group, Cl H	165,000	122,241
China State Construction International Holdings	126,000	177,005
CNOOC	121,000	164,708
Far East Horizon	212,000	210,592
Haier Electronics Group	62,000	163,308
Huaneng Renewables, Cl H	384,000	131,908
Jiangxi Copper, Cl H	97,000	154,667
Lenovo Group	222,000	128,617
NetEase ADR	311	87,677
PetroChina, Cl H	132,000	86,119
Shanghai Electric Group, Cl H *	346,000	156,995

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

CHINA — (continued)
Tencent Holdings	8,400	$376,621
TravelSky Technology, Cl H	44,000	113,922

		2,347,576

DENMARK — 0.6%
Novo Nordisk, Cl B	4,030	200,503

FINLAND — 1.1%
Nokian Renkaat	3,618	165,936
UPM-Kymmene	5,657	170,024

		335,960

FRANCE — 5.1%
CNP Assurances	6,454	150,183
Imerys	1,710	155,759
LVMH Moet Hennessy Louis Vuitton	697	207,945
Sanofi	2,635	249,530
Societe BIC	1,648	174,071
Sodexo	1,266	161,124
TOTAL	4,238	236,336
Unibail-Rodamco ‡	380	95,109
Valeo	2,271	153,709

		1,583,766

GERMANY — 2.2%
Brenntag	3,986	226,190
Fresenius & KGaA	1,202	100,475
Muenchener Rueckversicherungs-Gesellschaft	957	214,311
ProSiebenSat.1 Media	4,477	156,277

		697,253

GREECE — 0.4%
Titan Cement	4,844	116,923

HONG KONG — 2.5%
AIA Group	18,000	135,430
ASM Pacific Technology	9,300	135,296
I-CABLE Communications *	3,049	95
MGM China Holdings	73,600	165,845

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

HONG KONG — (continued)
PCCW	375,000	$206,683
Wheelock	20,000	139,199

		782,548

INDONESIA — 0.3%
Surya Citra Media	666,600	105,673

ISRAEL — 0.7%
Bezeq The Israeli Telecommunication	69,220	103,383
Check Point Software Technologies *	1,100	129,481

		232,864

ITALY — 0.5%
Tenaris	11,362	155,524

JAPAN — 15.6%
Acom *	47,400	196,058
Alps Electric	4,600	139,462
Calbee	4,400	147,725
Credit Saison	8,300	166,102
Daiwa Securities Group	31,000	192,526
Dentsu	2,700	114,648
Hino Motors	13,200	168,558
Hiroshima Bank	18,500	155,320
Hitachi Chemical	8,900	251,813
Hitachi High-Technologies	4,000	165,977
Hitachi Metals	11,200	144,103
Idemitsu Kosan	6,100	176,886
JTEKT	13,300	217,238
KDDI	7,800	207,579
Maruichi Steel Tube	6,200	188,242
Mitsui OSK Lines	5,000	151,808
NGK Spark Plug	7,000	157,643
Nippon Paint Holdings	7,200	252,187
NTT DOCOMO	5,100	123,023
Otsuka Holdings	3,000	124,932
Rinnai	1,800	153,498
Sankyo	4,800	154,396
Shimadzu	6,500	134,313

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

JAPAN — (continued)
Sompo Holdings	4,000	$159,782
Sumitomo Dainippon Pharma	8,900	126,650
Toho Gas	4,200	116,985
Toppan Printing	14,000	141,442
Trend Micro	2,600	138,432
Unicharm	6,300	142,627
Yamazaki Baking	8,400	150,805

		4,860,760

MALAYSIA — 0.8%
AMMB Holdings	149,200	150,839
Maxis	77,300	108,642

		259,481

MEXICO — 1.4%
Gentera	100,100	101,511
Grupo Carso	52,600	170,858
Grupo Financiero Inbursa, Cl O	87,800	151,365

		423,734

NETHERLANDS — 2.1%
Akzo Nobel	1,009	91,378
ASML Holding	1,288	232,269
ING Groep	8,491	156,880
Koninklijke Ahold Delhaize	9,083	170,939

		651,466

NEW ZEALAND — 0.4%
Auckland International Airport	31,100	132,730

NORWAY — 0.5%
Schibsted, Cl A	6,120	157,527

PHILIPPINES — 1.5%
Aboitiz Equity Ventures	85,110	123,715

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

PHILIPPINES — (continued)
GT Capital Holdings	8,060	$184,899
JG Summit Holdings	106,530	158,816

		467,430

POLAND — 1.1%
Alior Bank *	6,993	139,001
Bank Zachodni WBK	1,965	197,264

		336,265

PORTUGAL — 0.5%
Galp Energia SGPS	7,762	144,315

SINGAPORE — 0.5%
Singapore Technologies Engineering	62,100	158,623

SOUTH AFRICA — 2.2%
Life Healthcare Group Holdings	87,290	161,725
Naspers, Cl N	918	223,637
Remgro	11,241	170,110
Sappi *	18,338	122,805

		678,277

SOUTH KOREA — 4.9%
BGF Retail (A)	1,893	133,651
Hanwha Techwin *	5,291	181,349
KEPCO Plant Service & Engineering	3,645	134,368
Korea Investment Holdings	3,444	194,587
LG Display	3,450	90,226
LG Uplus	7,201	82,593
Mirae Asset Daewoo	21,446	194,293
NAVER	188	150,018
Samsung Biologics * (B)	401	137,443
Samsung Fire & Marine Insurance	597	145,473
Yuhan	443	80,664

		1,524,665

SPAIN — 0.4%
Industria de Diseno Textil	3,785	141,517

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

SWEDEN — 1.2%
Skanska, Cl B	7,620	$167,204
Svenska Handelsbanken, Cl A	14,217	203,784

		370,988

SWITZERLAND — 4.0%
Adecco Group	2,075	164,763
Nestle	4,265	358,982
Novartis	3,297	271,883
Roche Holding	673	155,625
Swiss Re	1,691	159,210
Vifor Pharma	966	124,336

		1,234,799

TAIWAN — 4.2%
Asia Cement	136,000	121,302
Asustek Computer	12,000	103,848
Chailease Holding	76,000	196,051
Lite-On Technology	136,000	191,873
President Chain Store	18,000	161,740
Taiwan Mobile	41,000	146,140
Taiwan Semiconductor Manufacturing ADR	6,705	283,822
Transcend Information	40,000	113,530

		1,318,306

THAILAND — 1.0%
BTS Group Holdings	597,500	152,882
KCE Electronics	58,300	175,497

		328,379

TURKEY — 1.9%
Arcelik	24,000	130,982
Haci Omer Sabanci Holding	48,545	134,771
Turkiye Is Bankasi, Cl C	96,486	181,457
Ulker Biskuvi Sanayi	28,170	150,178

		597,388

UNITED KINGDOM — 14.4%
Babcock International Group	11,971	129,083
BP	39,140	265,182

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

UNITED KINGDOM — (continued)
British American Tobacco	4,915	$317,924
BT Group, Cl A	20,722	71,629
Bunzl	5,042	157,010
Compass Group	5,479	120,270
Experian	7,590	159,855
Ferguson	2,403	168,010
GKN	34,938	147,075
GlaxoSmithKline	4,577	82,509
HSBC Holdings	38,134	371,850
Imperial Brands	3,225	131,499
InterContinental Hotels Group	2,895	160,389
ITV	49,325	107,749
Johnson Matthey	3,326	149,331
Legal & General Group	52,785	187,156
National Grid	9,891	119,001
Reckitt Benckiser Group	1,920	171,720
Royal Dutch Shell, Cl A	14,217	446,594
Sage Group	13,455	133,203
Shire	2,705	133,662
Tate & Lyle	17,393	149,322
Unilever	2,703	153,252
United Utilities Group	10,160	112,388
Weir Group	6,506	168,732
WPP	9,792	173,464

		4,487,859

TOTAL COMMON STOCK
(Cost $27,963,713)		29,471,971

PREFERRED STOCK — 2.8%

BRAZIL — 1.9%
Cia Brasileira de Distribuicao, 0.425%	6,700	156,228
Itau Unibanco Holding, 0.428%	11,200	144,513

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

PREFERRED STOCK — continued

	Shares	Value

BRAZIL — (continued)
Itausa - Investimentos Itau, 0.573%	36,700	$118,356
Petroleo Brasileiro * (C)	29,600	152,011

		571,108

SOUTH KOREA — 0.9%
Samsung Electronics, 1.250%	144	287,910

TOTAL PREFERRED STOCK (Cost $726,246)		859,018

EXCHANGE TRADED FUNDS — 1.1%

iShares EURO STOXX Banks 30-15 UCITS ETF DE	9,233	142,828
VanEck Vectors Russia ETF	9,434	205,567

TOTAL EXCHANGE TRADED FUNDS (Cost $303,698)		348,395

RIGHT — 0.0%

	Number of Rights

HONG KONG — 0.0%
Tencent Holdings, 11/02/2017* (Cost $–)	6	—

TOTAL INVESTMENTS — 98.3% (Cost $28,993,657)		$30,679,384

Percentages are based on Net Assets of $31,208,328.
*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at October 31, 2017 was $137,443 and represents 0.4% of Net Assets.
(C)	Rate not available.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

ADR — American Depositary Receipt

Cl — Class

DE — Germany

ETF — Exchange Traded Fund

UCITS — Undertakings for Collective Investment in Transferable Securities

The outstanding forward foreign currency contracts held by the Fund at October 31, 2017 is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)

Northern Trust	01/10/18	AUD	1,198,000	USD	929,301	$11,534

Northern Trust	01/10/18	GBP	532,000	USD	696,590	(11,394)

Northern Trust	12/08/17	JPY	34,000,000	USD	302,428	2,605

Northern Trust	01/10/18	TRY	2,012,000	USD	541,694	22,773

Northern Trust	01/10/18	USD	308,891	CAD	387,000	(8,397)

Northern Trust	12/08/17	USD	497,564	JPY	53,883,000	(22,407)

Northern Trust	01/10/18	USD	535,705	CHF	521,000	(10,119)

Northern Trust	11/07/17	USD	706,901	ZAR	9,750,000	(18,260)

Northern Trust	11/07/17 - 12/08/17	USD	2,825,019	EUR	2,360,500	(71,503)

Northern Trust	11/07/17	ZAR	12,750,000	USD	938,915	38,385

						$(66,783)

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

GBP — British Pound Sterling

JPY — Japanese Yen

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2017:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock
Australia	$2,458,870	$—	$—	$2,458,870
Belgium	188,158	—	—	188,158
Brazil	242,186	—	—	242,186
Canada	1,749,658	—	—	1,749,658
China	2,347,576	—	—	2,347,576
Denmark	200,503	—	—	200,503
Finland	335,960	—	—	335,960
France	1,583,766	—	—	1,583,766
Germany	—	697,253	—	697,253
Greece	116,923	—	—	116,923
Hong Kong	782,548	—	—	782,548
Indonesia	105,673	—	—	105,673
Israel	232,864	—	—	232,864
Italy	155,524	—	—	155,524
Japan	4,860,760	—	—	4,860,760
Malaysia	259,481	—	—	259,481
Mexico	423,734	—	—	423,734
Netherlands	651,466	—	—	651,466
New Zealand	132,730	—	—	132,730
Norway	157,527	—	—	157,527
Philippines	—	467,430	—	467,430
Poland	336,265	—	—	336,265
Portugal	144,315	—	—	144,315
Singapore	158,623	—	—	158,623
South Africa	678,277	—	—	678,277
South Korea	1,391,014	—	133,651	1,524,665
Spain	141,517	—	—	141,517
Sweden	370,988	—	—	370,988
Switzerland	1,234,799	—	—	1,234,799
Taiwan	1,318,306	—	—	1,318,306
Thailand	328,379	—	—	328,379
Turkey	597,388	—	—	597,388
United Kingdom	4,487,859	—	—	4,487,859

Total Common Stock	$28,173,637	$1,164,683	$133,651	$29,471,971

Preferred Stock	859,018	—	—	859,018
Exchange Traded Funds	205,567	142,828	—	348,395
Right	—	—	—	—

Total Investments in Securities	$29,238,222	$1,307,511	$133,651	$30,679,384

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts^
Unrealized Appreciation	$—	$75,297	$—	$75,297
Unrealized Depreciation	—	(142,080)	—	(142,080)

Total Other Financial Instruments	$—	$(66,783)	$—	$(66,783)

^	Forwards contracts are value at the unrealized appreciation (depreciation) on the instrument.

(1)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Changes in the classifications between Levels 1 and 2 occurred throughout the year when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of October 31, 2017, securities with a total value of $1,307,511 were classified as Level 2 due to the application of the fair value provided by MarkIt. As of October 31, 2017, securities with a total value of $100,476 transferred from Level 2 to Level 1 since the prior year end, primarily due to the application of the fair value at the prior year end. There were no other significant transfers between Level 1 and 2 assets for the year ended October 31, 2017. As of October 31, 2017, there were transfers of $133,651 between Level 1 and Level 3 assets due to a halt in trading. Transfers were considered to have occurred as of the end of the year. For the year ended October 31, 2017, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $28,993,657)	$30,679,384
Foreign Currency, at Value (Cost $60,295)	60,325
Cash	430,327
Reclaim Receivable	87,676
Unrealized Appreciation on Forward Foreign Currency Contracts	75,297
Dividend Receivable	53,732
Receivable from Adviser	10,632
Prepaid Expenses	24,075

Total Assets	31,421,448

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Contracts	142,080
Payable due to Administrator	11,890
Payable due to Trustees	4,060
Chief Compliance Officer Fees Payable	1,967
Distribution Fees Payable	320
Other Accrued Expenses	52,803

Total Liabilities	213,120

Net Assets	$31,208,328

Net Assets Consist of:
Paid-in Capital	$36,504,032
Undistributed Net Investment Income	563,849
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(7,479,695)
Net Unrealized Appreciation on Investments	1,685,727
Net Unrealized Depreciation on Forward Foreign Currency Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(65,585)

Net Assets	$31,208,328

Institutional Class Shares:
Net Assets	$29,505,092
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	3,039,690
Net Asset Value, Offering and Redemption Price Per Share	$9.71

Investor Class Shares:
Net Assets	$1,703,236
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	176,017
Net Asset Value, Offering and Redemption Price Per Share	$9.68

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
FOR THE YEAR ENDED
OCTOBER 31, 2017

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$779,210
Less: Foreign Taxes Withheld	(48,562)

Total Investment Income	730,648

Expenses:
Investment Advisory Fees	214,459
Administration Fees	139,999
Distribution Fees (Investor Class Shares)	3,544
Chief Compliance Officer Fees	5,730
Trustees’ Fees	14,821
Transfer Agent Fees	72,419
Custodian Fees	43,408
Registration and Filing Fees	34,665
Legal Fees	30,115
Audit Fees	25,743
Printing Fees	20,972
Other Expenses	22,004

Total Expenses	627,879

Less:
Investment Advisory Fee Waiver	(214,459)
Reimbursement from Advisor	(114,973)
Fees Paid Indirectly (Note 4)	(16)

Net Expenses	298,431

Net Investment Income	432,217

Net Realized Gain on:
Investments	4,118,489
Forward Contracts	128,684
Foreign Currency Transactions	19,564

Net Realized Gain	4,266,737

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	447,142
Forwards Contracts	45,031
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(219,973)

Net Change in Unrealized Appreciation	272,200

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	4,538,937

Net Increase in Net Assets Resulting from Operations	$4,971,154

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net Investment Income	$432,217	$362,916
Net Realized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	4,266,737	(4,119,683)
Net Change in Unrealized Appreciation on Investments, Forward Foreign Currency Contracts and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	272,200	339,549

Net Increase (Decrease) in Net Assets Resulting From Operations	4,971,154	(3,417,218)

Dividends:
Net Investment Income:
Institutional Class Shares	(348,145)	(1,581,747)
Investor Class Shares	(15,284)	(49,532)

Total Dividends	(363,429)	(1,631,279)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	2,072,220	689,216
Reinvestment of Dividends	348,144	1,581,747
Redeemed	(1,038,063)	(22,393,489)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	1,382,301	(20,122,526)

Investor Class Shares
Issued	460,001	517,776
Reinvestment of Dividends	1,542	25,236
Redeemed	(253,124)	(814,147)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	208,419	(271,135)

Net Increase (Decrease) in Net Assets From Capital Share Transactions	1,590,720	(20,393,661)

Total Increase (Decrease) in Net Assets	6,198,445	(25,442,158)

Net Assets:
Beginning of Year	25,009,883	50,452,041

End of Year (including Undistributed Net Investment Income of $563,849 and $205,882, respectively)	$31,208,328	$25,009,883

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	Institutional Class Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Year/Period	$8.19	$9.05	$9.46	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.14	0.08	0.08	0.20
Net Realized and Unrealized Gain (Loss)	1.50	(0.65)	(0.19)	(0.74)

Total from Investment Operations	1.64	(0.57)	(0.11)	(0.54)

Dividends from:
Net Investment Income	(0.12)	(0.29)	(0.30)	–

Total Dividends	(0.12)	(0.29)	(0.30)	–

Net Asset Value, End of Year/Period	$9.71	$8.19	$9.05	$9.46

Total Return‡	20.39%	(6.44)%	(1.14)%	(5.40)%	†

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$29,505	$23,761	$48,747	$48,118
Ratio of Expenses to Average Net Assets(1)	1.10%	1.10%	1.10%	1.10%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	2.32%	1.88%	1.57%	1.70%	††
Ratio of Net Investment Income to Average Net Assets	1.62%	1.01%	0.83%	2.19%	††
Portfolio Turnover Rate	244%	219%	121%	107%	†††

        *Commenced operations on November 27, 2013.

      **Per share calculations were performed using average shares for the period.

        ‡Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

        †Total return is for the period indicated and has not been annualized.

      ††Annualized.

    †††Portfolio turnover rate is for the period indicated and has not been annualized.

      (1)The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	Investor Class Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Year/Period	$8.16	$9.03	$9.44	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.12	0.04	0.06	0.16
Net Realized and Unrealized Gain (Loss)	1.50	(0.64)	(0.18)	(0.72)

Total from Investment Operations	1.62	(0.60)	(0.12)	(0.56)

Dividends from:
Net Investment Income	(0.10)	(0.27)	(0.29)	–

Total Dividends	(0.10)	(0.27)	(0.29)	–

Net Asset Value, End of Year/Period	$9.68	$8.16	$9.03	$9.44

Total Return‡	20.19%	(6.78)%	(1.31)%	(5.60)%	†

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$1,703	$1,249	$1,705	$564
Ratio of Expenses to Average Net Assets(1)	1.35%	1.35%	1.35%	1.35%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	2.57%	2.25%	1.82%	2.07%	††
Ratio of Net Investment Income to Average Net Assets	1.41%	0.47%	0.65%	1.76%	††
Portfolio Turnover Rate	244%	219%	121%	107%	†††

        *Commenced operations on November 27, 2013.

      **Per share calculations were performed using average shares for the period.

        ‡Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

        †Total return is for the period indicated and has not been annualized.

      ††Annualized.

    †††Portfolio turnover rate is for the period indicated and has not been annualized.

      (1)The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 32 funds. The financial statements herein are those of the RSQ International Equity Fund (the “Fund”). The investment objective of the Fund is long-term growth of capital. The Fund is diversified and its investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located throughout the world, normally excluding the United States. Under normal market conditions, the Fund will invest in at least three countries outside the United States, and at least 65% of its net assets will be invested in non-U.S. companies, in both developed and emerging market countries. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the R Squared Capital Management L.P. (the “Adviser”) of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2017, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Fund enters into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2017, if applicable.

For the year ended October 31, 2017, the average balances of forward foreign currency exchange contracts were as follows:

Average Monthly Notional Contracts Purchased	$(1,842,857)
Average Monthly Notional Contracts Sold	$1,499,603

Over-the-Counter (“OTC”) Derivative Contracts — The risks of investing in OTC derivatives may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. The Fund is party to International Swap Dealers Association, Inc. (“ISDA”) master agreements. These agreements are with select counterparties and they govern transactions, including certain OTC derivative and foreign exchange contracts, entered into by the Trust on behalf of a Fund and the counterparty.

The ISDA master agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA master agreement. If the Fund’s net assets were to decline below an agreed upon level, the Fund may be required to terminate the existing contracts at the existing fair value.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s ISDA master agreements or other similar agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

available to the Fund. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral excluding any independent amounts received by the Fund as of October 31, 2017:

Counterparty	Gross Assets Recognized in the Statement of Assets and Liabilities	Gross Liabilities Recognized in the Statement of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received)	Net Amount
Forward currency contracts
Northern Trust Company	$75,297	$(142,080)	$(66,783)	$—	$(66,783)

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2017, the Fund was charged $139,999 for these services.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The annual distribution and/or service fee for Investor Class Shares of the Fund is 0.25%.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

Brown Brothers Harriman acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

During the year ended October 31, 2017, the Fund earned cash management credits of $16 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed (effective November 27, 2013) to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.10% and 1.35% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, until February 28, 2018. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived, during which this agreement was in place

As of October 31, 2017, fees which were previously waived by the Adviser that can be recaptured up to the expense cap in place at the time the expenses were waived, $237,668, $286,456, and $329,432 expiring in 2018, 2019 and 2020, respectively.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

6.	Share Transactions:

	Year Ended October 31, 2017	Year Ended October 31, 2016
Shares Transactions:
Institutional Class Shares
Issued	222,034	79,382
Reinvestment of Dividends	43,737	184,138
Redeemed	(128,525)	(2,745,406)

Increase (Decrease) in Institutional Class Shares	137,246	(2,481,886)

Investor Class Shares
Issued	53,420	65,017
Reinvestment of Dividends	194	2,941
Redeemed	(30,594)	(103,741)

Increase (Decrease) in Investor Class Shares	23,020	(35,783)

7.	Investment Transactions

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2017, were as follows:

Purchases
U.S. Government	$—
Other	65,550,412
Sales
U.S. Government	$—
Other	63,639,108

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

(loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences are primarily attributable to foreign exchange gain/loss, investments in REITs, non-deductible expenses and sale of investments in passive foreign investment companies (PFICs) have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$289,179	$(288,997)	$(182)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

Ordinary Income
2017	$363,429
2016	1,631,279

As of October 31, 2017, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	$555,355
Capital Loss Carryforwards	(7,460,894)
Unrealized Appreciation	1,609,835

Total Accumulated Losses	$(5,295,704)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Losses carried forward under these new provisions are as follows:

Short-Term Loss	Long-Term Loss	Total
$6,788,129	$672,765	$7,460,894

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2017, were as follows:

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$29,003,964	$2,460,707	$(850,872)	$1,609,835

9.	Concentration of Risk:

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk – The Fund’s use of forwards is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. leverage risk, liquidity risk, credit risk and hedging risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Leverage Risk – The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk – The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs, GDRs and EDRs (collectively, “Depositary Receipts”), which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Geographic Risk – The Fund’s investments may be focused in particular countries or geographic regions and, therefore, the Fund will be more susceptible to adverse market, political, regulatory, and geographic events affecting those regions than a fund that does not focus its investments in a particular region.

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

10.	Other:

On October 31, 2017, the number of shareholders below held the following percentage of the outstanding shares of the Fund:

	# of Shareholders	% of Outstanding Shares
Institutional Class	1	93%
Investor Class	1	98%

The Institutional Class shareholders are comprised of one omnibus accounts which are held on behalf of various individual. The Investor Class shareholders are comprised of one omnibus account which is held on behalf of various individual shareholders and one account which is an affiliate of the Adviser.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.	Regulatory Matters

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

12.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund II and Shareholders of

RSQ International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RSQ International Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund II, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2017

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2017 to October 31, 2017).

The table on the next page illustrates your Fund’s costs in two ways:

•Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

•Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 5/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,102.20	1.10%	$5.83
Investor Class Shares	1,000.00	1,101.30	1.35	7.15
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.66	1.10%	$5.60
Investor Class Shares	1,000.00	1,018.40	1.35	6.87

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who

Name, Address, Age	Position with Trust and length of Time Served[1]	Principal Occupation(s) During the Past Five Years
INTERESTED TRUSTEES[2] [3]
Robert A. Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
William M. Doran (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[3]
John K. Darr (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011)

Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 32 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-355-4RSQ. The following chart lists Trustees and Officers as of October 31, 2017.

Other Directorships

Held in the Past Five Years4

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupations During the Past Five Years
INTERESTED TRUSTEES (continued)[2]
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

George J. Sullivan, Jr. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.
John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 32 funds in The Advisors’ Inner Circle Fund II.
3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

Other Directorships

Held in the Past Five Years3

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past Five Years
OFFICERS (continued)
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
Bridgett E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2017, the Fund is designating the following items with regard to distributions paid during the period.

Long -Term Capital Gain Redistribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)
0.00%	100.00%	100.00%	0.02%	99.26%	0.00%	0.29%	0.00%	9.64%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short-Term Capital Gain Dividend” and is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2017. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2017. The total amount of foreign source income is $782,105. The total amount of foreign tax paid is $38,756. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

NOTES

NOTES

NOTES

RSQ International Equity Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-355-4RSQ

Adviser:

R Squared Capital Management L.P.

299 Park Avenue, 6th Floor

New York, NY 10171

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

RSQ-AR-001-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$143,400	$0	$0	$140,400	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$121,700	$0	$0	$220,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$22,475	N/A	N/A	$21,880	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $121,700 and $220,000 for 2017 and 2016, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h)    During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller and Chief Financial Officer
Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.